Consolidated Subsidiaries	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Consolidated Subsidiaries

3. Consolidated Subsidiaries

Silver Creek Pharmaceuticals, Inc.

On August 20, 2010, the Company acquired a controlling interest in Silver Creek. The Company has concluded that Silver Creek is a variable interest entity and that the Company is the primary beneficiary. The Company has the ability to direct the activities of Silver Creek through its ownership percentage and through the board of director seats controlled by the Company and its de facto agents. As such, Silver Creek is consolidated by the Company.

During the year ended December 31, 2014, Silver Creek issued convertible notes to various lenders in the aggregate principal amount of $1.0 million. As of December 31, 2014, these outstanding borrowings and related accrued interest converted into shares of Silver Creek Series A preferred stock at the Series A preferred stock value of $1.00 per share. As a result of changes to the ownership composition of Silver Creek as of December 31, 2014, the non-controlling interest in Silver Creek increased by approximately $0.4 million.

During the year ended December 31, 2015, Silver Creek issued and sold a total of 1.6 million shares of Silver Creek Series B preferred stock at a price of $1.35 per share to investors and received net cash proceeds of $2.1 million, after deducting issuance costs. As a result of changes to the ownership composition of Silver Creek as of December 31, 2015, the non-controlling interest in Silver Creek increased by approximately $0.9 million.

As described more fully in Note 11, “Borrowings,” Silver Creek issued $1.0 million of convertible promissory notes (the “Silver Creek Notes”) in May 2016. In August 2016, Silver Creek issued $0.2 million of additional Silver Creek Notes under the same terms as the May 2016 issuance. In December 2016, these outstanding borrowings and related accrued interest were converted into shares of Silver Creek Series C preferred stock at the Series C preferred stock value of $1.50 per share. In addition, Silver Creek sold 1.5 million additional shares of its Series C preferred stock to new investors at a price of $1.50 per share and received net cash proceeds of $2.1 million, after deducting issuance costs. In conjunction with this sale, Silver Creek also issued warrants to purchase 1.9 million shares of Silver Creek Series C preferred stock to the same new investors. As a result of changes to the ownership composition of Silver Creek as of December 31, 2016, the non-controlling interest in Silver Creek decreased by approximately $0.8 million.

As of December 31, 2016 and 2015, the Company owned approximately 50% and 56% of the outstanding voting stock of Silver Creek, respectively, and recorded a non-controlling interest of approximately $(1.5) million and $0.2 million, respectively, as a component of mezzanine equity on the Company’s consolidated balance sheets based on the terms of the Silver Creek Series A, Series B and Series C preferred stock.

As of December 31, 2016, the Company consolidated Silver Creek’s total assets and total liabilities of $2.0 million and $2.0 million, respectively. As of December 31, 2015, the Company consolidated Silver Creek’s total assets and total liabilities of $0.8 million and $0.2 million, respectively. As of December 31, 2016 and 2015, the Company’s unrestricted cash and cash equivalents balance included $1.9 million and $0.7 million, respectively, of cash and cash equivalents held by Silver Creek that is designated for the operations of Silver Creek.

Merrimack Pharmaceuticals (Bermuda) Ltd.

Merrimack Pharmaceuticals (Bermuda) Ltd. was incorporated in Bermuda during 2011 and merged with and into the Company during the third quarter of 2014.